Exhibit 99.1

Acquisition of Nestor Cables Oy Conference Call May 17, 2022 NASDAQ: CLFD Good morning. Welcome to Clearfield’s conference call to discuss its acquisition of Nestor Cables. My name is Darryl, and I will be your operator today. Joining us for today’s presentation are the Company's President and CEO, Cheri Beranek and CFO, Dan Herzog. Following their commentary, we will open the call for questions from the company’s publishing sell-side analysts. I would now like to remind everyone that this call will be recorded and made available for replay via a link in the investor relations section of the Company's website. This call is also being webcasted and accompanied by a slide presentation, which is also available in the investor relations section of the Company's website. I will now turn the call over to Sophie Pearson from Gateway Group who will begin with an introduction. 1

Important Cautions Regarding Forward- Looking Statements Forward-looking statements contained herein and in any related presentation are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or comparable terminology are intended to identify forward-looking statements. These statements are based on Clearfield’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. There can be no guarantee that the proposed acquisition of Nestor Cables will be completed, that it will be completed as currently proposed, or at any particular time. Further there can be no assurance that Clearfield will realize the expected strategic benefits from the transaction. Actual results may vary materially from those expressed or implied by any forward-looking statements here due to changes in economic, business, competitive or regulatory factors, and other risks and uncertainties affecting the operation of Clearfield’s business. These risks, uncertainties and contingencies are presented in the Company’s Annual Report on Form 10-K and its subsequent filings on Form 10-Q provides descriptions of those risks and, from time to time, in the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law. NASDAQ:CLFD 2 Thank you, and welcome to today's conference call. Please note that during this call, management will be making forward-looking statements regarding future events and the future financial performance of the Company. These forward- looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. It’s important to note also that the Company undertakes no obligation to update such statements except as required by law. The Company cautions you to consider risk factors that could cause actual results to differ materially from those in the forward-looking statements contained in today’s press release, presentation, and in this conference call. The risk factors section in Clearfield’s most recent Form 10-K filing with the Securities and Exchange Commission and its subsequent filings on Form 10-Q provides descriptions of those risks. As a reminder, the slides in this presentation are controlled by you, the listener. Please advance forward through the presentation as the speakers present their remarks. With that, I would like to turn the call over to Clearfield’s CEO, Cheri Beranek. Cheri? 2

Who We Are Clearfield provides fiber protection, fiber management and fiber delivery solutions that enable rapid and cost-effective fiber-fed deployment throughout the broadband service provider space. Thanks, Sophie . Good morning, and thank you, everyone, for joining us today for the conference call . Truly today is an exciting day for us . Earlier this morning, we announced the acquisition of Nestor Cables, a leading developer and manufacturer of fiber optic cable solutions . The acquisition follows a long-standing synergistic relationship between Clearfield and Nestor, who we have worked with as a developer and supplier for over a decade . On today's call, I'll first provide a high-level introduction to Clearfield and discuss our growth strategy and how Nestor augments our capacity for ongoing growth. Then I'll turn the call over to Dan, who will walk us through the financial details of the acquisition. And afterwards, I'll share the strategic rationale for this acquisition before we open the call for questions. For those of you who are newer to our company, Clearfield is a leader in the expanding fiber broadband industry. We provide fiber protection, fiber management and fiber delivery solutions that enable the rapid and cost-effective fiber-fed deployment throughout the broadband service provider space. We primarily serve broadcast service providers in the community broadband segment, which is predominantly comprised of Tier 2 and Tier 3 incumbent local exchange carriers and the growing number of municipalities, utilities, co-ops and wireless carriers. Pictured here is FieldShield. FieldShield is a new paradigm in the delivery and protection of fiber as it solves the challenges of how to immediately get cost effectively deploy fiber, while leaving a pathway for future growth. Clearfield owns the patents and IP associated with FieldShield, while it has been codeveloped and manufactured for us by Nestor. Vertically integrating the design and supply of this product provides Clearfield the opportunity to expand the manufacturing and supply of this product closer to the North American market. 3

Clearfield “Now of Age” Plan NASDAQ:CLFD 4 Augmenting Capacity for Ongoing Growth • Investing in products, manufacturing and supply chain to increase competitiveness and reduce costs • Building upon Domestic and Global partnerships for faster product innovation and cost reduction programs Accelerating our Operating Cadence • Active investment in systems and processes to enable our agile work environment • Speed of delivery in every part of our organization is paramount to our success Amplifying Bold and Disruptive Growth • Leveraging Community Broadband for One-Fiber Backhaul • Removing obstacles for the integration of wireline and wireless networks • Bringing fiber management expertise to 5G, NG-PON, and edge computing As shown here on Slide 4, our Now of Age plan is our multiyear strategic road map, designed to establish Clearfield as the platform of choice for fiber management and connectivity. The 3 pillars of our plan are intended to enhance Clearfield's market position with the aim of capturing this fiber to the home and business market share that the company was built to a change, while simultaneously powering the innovation for new and existing markets in the years ahead. Our acquisition of Nestor aligned perfectly with the third pillar, augmenting capacity for ongoing growth, with centers around scaling Clearfield's operations to meet the incredible demand for high-speed broadband and fiber-led broadband in particular. This includes investing in products, manufacturing and our supply chain to increase the competitiveness and to also reduce costs. Nestor checks all of these boxes. At a high level, Nestor will enable us to vertically integrate the supply of our FieldShield fiber optic cables to meet future customer demand. With that perspective, I'll now turn the call over to our CFO, Dan Herzog, to walk us through the financial details of the acquisition. Dan?

NASDAQ:CLFD 5 Overview on Nestor • Nestor Cables was founded by cable technology professionals to preserve the Finnish tradition of producing high-quality fiber optic cables • Nestor is one of the leading developers and manufacturers of fiber optic cable solutions in Northern Europe • Nestor products are developed and tested to meet the highest quality standards • Reliable and flexible deliveries, quick reaction times, efficiency Nestor Products Connectivity products for fiber optic networks Microducts and bundles Fiber optic cables Thanks, Cheri. Nestor was founded in 2007 in Oulu, Finland, by cable technology professionals with decades of experience. Their founding mission was to preserve the Finnish tradition of producing high-quality cable. Over the last 15 years, Nestor has proven itself as one of the leading developers and manufacturers of fiber optic cable solutions in Northern Europe. As you can see on slide 5, the company’s product portfolio includes fiber optic cables, connectivity accessories for fiber optic networks and instrumentation, and the Nestor Optimus product family for microduct networks. Nestor offers its customers complete solutions for fiber optic networks, including fiber to the home and fiber to the premises applications. Nestor has established a reputation in the industry for providing its customers with reliable and flexible deliveries, quick reaction times, and operational efficiency. These operational characteristics are aligned with Clearfield’s company culture and values.

NASDAQ:CLFD 6 Nestor at a Glance • Founded in 2007 in Oulu, Finland • More than 100 employees • Customers in 50+ countries • Two production facilities • FY 2021 revenue of EUR €31.7 million (approximately $33 million) under Finnish Accounting Standards • Nestor will have enhanced capabilities to continue to meet its Finnish and European customers On slide 6, you can see some of Nestor’s unique attributes and key highlights. The company’s 100 plus employees have deep expertise in fiber optical development and manufacturing, many of whom came from Nokia, where they gained valuable optical cable production skills. Nestor serves an expansive and growing customer base and has earned a strong market position in Finland as a leading supplier of optical fiber cabling. Their customers create different types of information and communication networks and include telecom operators, network owners, electricity companies, building contractors, and industrial companies. After the expected close of the transaction, Nestor will continue to service all its existing customers throughout Finland and other European countries. Nestor currently operates two production facilities. Its main factory in Oulu, Finland, primarily manufactures the cables. In 2021, Nestor generated EUR €31.7 million in revenue and was profitable under Finnish Accounting Standards. The company also exports many of its products to the European continent, accounting for approximately 30% of its annual revenues.

Transaction Details • Transaction value with fees: $23 million • Funding Sources: Clearfield expects to fund the acquisition through its credit facility • Anticipated close: A few months, pending customary Finnish regulatory approvals • Acquisition is expected to be accretive to Clearfield earnings • Upon close of the transaction, Nestor will operate as a subsidiary of Clearfield NASDAQ:CLFD 7 Turning now to slide 7, which summarizes some of the transaction details of the Nestor acquisition. Today we signed the definitive agreement to acquire Nestor, and expect to close the acquisition in a few months, pending customary Finnish regulatory approvals. The total transaction value including fees is approximately $23 million. We intend to fund the acquisition through our credit facility. The acquisition is expected to be accretive to Clearfield earnings. I'll now turn the call back over to Cheri to highlight the strategic rationale of the acquisition. Cheri?

Strategic Rationale • Allows Clearfield to vertically integrate the supply of FieldShield fiber optic cables to meet future customer demand • Enables Clearfield to leverage Nestor’s deep technical expertise to extend overall supply of FieldShield fiber into the North American market • Expected to reduce the cost and complexity of freight by establishing Mexico-based production of fiber cable (est. early 2023) • Exciting opportunity to bring Clearfield’s cassette-based fiber management solutions to European market Thanks, Dan. Turning now to Slide 8, which shows the high-level rationale and the benefits of the acquisition. Since 2012, Nestor has supplied fiber-optic cables for Clearfield's high-quality FieldShield product line. The first major benefit in this acquisition will enable Clearfield to vertically integrate the supply of its fiber optic cables to meet future customer demand. In today's challenging supply chain environment, this is critically important in order to meet our customers' deployment schedules. As I mentioned earlier, the Nestor team has deep technical expertise . We intend to leverage that expertise to extend the available supply of FieldShield fiber in the North American market . We expect to commence the production of fiber-optic cable at our Mexico facility in early calendar year 2023 . Leveraging our Mexico facility for production will not only increase the total supply of FieldShield fiber in North America, it will also allow us to reduce the cost and complexity of transportation . A third benefit of this acquisition is that it provides us with an exciting opportunity to extend Clearfield's design philosophy of cassette-based fiber management into the European market. There could be a significant opportunity longer term to cross-sell Clearfield's fiber management solutions to Nestor's European customers. Overall, the acquisition of Nestor aligns with our vision and accelerate our company's progress toward this mission, which is to enable the lifestyle better broadband to life. We are in the middle of a long- term investment cycle for broadband deployment. Nestor extends our market leadership and strengthens our position to service the burgeoning growth in fiber deployment in every community. This concludes our prepared remarks, and we will now be taking questions from the company's publishing sell-side analysts. Operator?

Q&A NASDAQ:CLFD 9 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Thank you. We will now be taking questions from the Company’s publishing sell-side analysts.

Q&A NASDAQ:CLFD 10 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Operator Our first questions come from the line of Jaeson Schmidt with Lake Street Capital Markets. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Congrats on the announcement this morning. Just want to start with Nestor and sort of where – what their growth rate was kind of historically either kind of within the past year or kind of looking over a longer period? Cheryl Beranek CEO, President & Director We're expecting that over the course of this year that we could expect to see probably 20% to 25% growth rate. They're in a really good place within the Finland market as well as their growing exports predominantly into the German-speaking regions of Europe. And so we're really excited to be able to integrate their operation into all of our U.S. operation and Mexico production line as well.

Q&A NASDAQ:CLFD 11 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. Perfect. And just curious if you could share with us sort of their gross margin profile. And I know the expectation is to kind of move to the Mexico manufacturing facility. And is there room to expand those margins as well? Cheryl Beranek CEO, President & Director We're still evaluating the margin situation. It's not at Clearfield's level. And that this is not level of value-added product that Clearfield has produced. So we'll be announcing a broader range of those -- of the actual bottom-line performance after the completion of the acquisition. We really look at this less in regard to what its revenue lines are and its profitability, which, of course, is important, but more on the strategic rationale of integrating the supply chain to be able to assure the availability of products for the North American market and to increase the availability of that product line.

Q&A NASDAQ:CLFD 12 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. That makes sense. And then just the last one for me, and I'll jump back into queue. Obviously, you mentioned they've been a long-standing partner with you guys. Just curious if kind of the current supply chain challenges over the past, let's call it, 18 months sort of accelerated this move? Cheryl Beranek CEO, President & Director As you said, they've been a partner of ours for more than 10 years. And really, it's been now the – their organization has been a quality one, and we have always had extreme levels of quality product. The expansion of the North American market and the need for an expanding amount of drop cable solutions is really what spurred us to look at this opportunity at this time. We have long been a great supplier of cabinets and traditional fiber management. FieldShield is an important part of our development and it’s a growing part of being able to actually connect each of these homes. And we're looking to be a much more predominant supplier of drop cables in the markets ahead. And that's where Nestor comes in.

Q&A NASDAQ:CLFD 13 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Operator Our next question comes from the line of Ryan Koontz with Needham. Ryan Koontz Needham & Company, LLC, Research Division Sounds like a great move here, both short-term vertical integration and longer-term cross-selling opportunity . In terms of their telecom business, whether that's with other cabling manufacturers or direct operators . Can you give us a little more color on that, like how large it is in scale of their current revenue base? Cheryl Beranek CEO, President & Director Their revenue base is entirely into the operator walls. And so their customers are everywhere from the Finnish military to Finnish telecom and then exporting into at any given time up to 50 different countries, but predominantly the Northern European countries. And in those markets, it's all into the broadband service community. So it's not an OEM business, but rather a direct business and sometimes using distributors to be able to put that together.

Q&A NASDAQ:CLFD 14 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Ryan Koontz Needham & Company, LLC, Research Division Perfect. So it sounds like you're expecting any kind of dis-synergies with the deal of competitors of yours who they supply? Cheryl Beranek CEO, President & Director No, not whatsoever. So there is no situation in which they would be offering product line to our competitors. This move is really about -- we've long looked at our world and said that we would want it to be virtually integrated rather than vertically integrated because we wanted to be able to only do inside of Clearfield, what we could do better than someone else. Or what we could do more cost effectively than somewhere else. This is an important strategic step for us because we've now identified that we believe Nestor can produce FieldShield cable better than anyone in the world as a co-developer with us, and we want to be able to bring that all under one umbrella and be able to really take the decades of skill that came from within Nestor, which originated when Nokia was still producing cables in Finland. And we want to be able to bring that level of core competency into North American manufacturing and really expand on it from there. Ryan Koontz Needham & Company, LLC, Research Division Got it. And that FieldShield product is Clearfield IP that they're manufacturing. Is that correct? Cheryl Beranek CEO, President & Director It is.

Q&A NASDAQ:CLFD 15 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Ryan Koontz Needham & Company, LLC, Research Division Got it. And what -- any rough idea as to how large of a supplier they are for Clearfield today in terms of your current demand? Cheryl Beranek CEO, President & Director Right. Yes. They're relatively small. I mean, we do -- we're about a 10% customers. So it's about between $3 million and $4 million that we would spend on them in a given year. While they are the predominant -- they're an exclusive supplier of parts of the FieldShield product line, but most of FieldShield is produced by multiple other suppliers. And we want to bring that all together so that we have a space in the North American market that will reduce the cost and the travel issue and the logistics challenges that the current supply chain world has just made difficult.

Q&A NASDAQ:CLFD 16 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Operator At this time, this concludes the company's question-and-answer session. If your question was not taken, you may contact Clearfield's Investor Relations team at clfd@gatewayir.com . I'd now like to turn the call back over to Ms. Beranek for any closing comments. Cheryl Beranek CEO, President & Director Thank you, Darryl. Today is really a strategic and exciting time for us at Clearfield. There we've been growing on a very rapid basis within the North American market, and we look forward to continuing the opportunity to expand the capabilities of our organization. We have the Nestor team that has been terrific as a supplier, and we look forward to integrating them as part of our overall community. Thank you to the investment community for your continued support of Clearfield, and we look forward to speaking with you in July for our third quarter announcement. Operator Thank you for joining us today for Clearfield's conference call to discuss its acquisition of Nestor Cables. You may now disconnect your lines.

NASDAQ:CLFD 17 Contact Us COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@seeclearfield.com INVESTOR RELATIONS: Matt Glover and Sophie Pearson Gateway Investor Relations (949) 574-3860 CLFD@gatewayir.com 17